UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2026

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

6655 Peachtree Dunwoody Road
Atlanta,	GA	30328
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2026, the Board of Directors (the “Board”) of Asbury Automotive Group, Inc. (the “Company”), upon the recommendation of the Governance & Nominating Committee, appointed Christopher DiSantis to serve as a member of the Board effective March 1, 2026. The appointment of Mr. DiSantis will bring the total number of Company Directors to eleven, ten of whom are independent. The Board has appointed Mr. DiSantis to the Audit Committee and the Compensation & Human Resources Committee, also effective March 1, 2026.
Mr. DiSantis will participate in the Company’s non-employee director compensation program, which is described in the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 2, 2025, as may be amended from time to time by the Board. Mr. DiSantis also will enter into the Company’s standard indemnification agreement for directors.
Additionally, on January 29, 2026, Philip F. Maritz notified the Board that he is not standing for re-election at the Company’s 2026 Annual Meeting of Stockholders. Mr. Maritz’s decision not to stand for re-election is not due to any disagreements with the Company or any of its operations, policies or practices. He has served on the Company’s Board since April 2002. The Company thanks Mr. Maritz for his years of service.
A copy of the press release announcing these changes to the Board is attached hereto as Exhibit 99.1 to this Current Report and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective as of January 29, 2026, the Board amended the Company’s By-Laws (the “By-Laws”) regarding special stockholder meetings. Article II of the By-Laws has been amended to lower the threshold for stockholders to be able to request that the Board call a special meeting from 50% to 25% of all outstanding shares of the Company entitled to vote. The amendments also clarify the procedures to be followed by stockholders in order to properly call a special meeting of stockholders.
This description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the By-Laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

3.1	By-Laws of Asbury Automotive Group, Inc., as amended.
99.1	Press Release dated February 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: February 4, 2026	By:	/s/ Dean A. Calloway
	Name:	Dean A. Calloway
	Title:	Senior Vice President, General Counsel & Secretary